UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2003

Date of Report (Date of earliest event reported)

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

0-19551

Commission File Number

Delaware	47-0728886

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

19 Estate Thomas, Havensite

PO Box 12030

St. Thomas, U.S. Virgin Islands 00801

(Address of principal executive offices and zip code)

(340) 777-8000

(Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Press release of the Company dated April 30, 2003

Item 9.    Regulation FD Disclosure.    (Information furnished pursuant to Item 12, “Results of Operations and Financial Condition”)

On April 30, 2003, Atlantic Tele-Network, Inc. (the “Company”) issued a press release announcing earnings results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

By    /S/    CORNELIUS B. PRIOR, JR.

Cornelius B. Prior, Jr.

Chairman of the Board,

Chief Executive Officer and

Acting Chief Financial Officer

May 5, 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release of the Company dated April 30, 2003